THIRD MODIFICATION TO
                 AMENDED AND RESTATED REVOLVING NOTE

         This Third Modification to Amended and Restated Revolving Note (this "Modification"), is made as of the 25th day of October, 2002, by and between CAVALIER HOMES, INC., a Delaware corporation ("Cavalier Homes"), QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, CAVALIER MANUFACTURING, INC., a Delaware corporation, CAVALIER INDUSTRIES, INC., a Delaware corporation, DELTA HOMES, INC., a Mississippi corporation, CAVALIER ENTERPRISES, INC., a Delaware corporation, CAVALIER ASSOCIATED RETAILERS, INC., a Delaware corporation, QUALITY CERTIFIED INSURANCE SERVICES, INC., an Alabama corporation, CAVALIER ASSET MANAGEMENT, INC., a Delaware corporation, CAVALIER MANUFACTURING ASSET CO., INC., a Delaware corporation, CAVALIER INDUSTRIES ASSET CO., INC., a Delaware corporation, CAVALIER ENTERPRISES ASSET CO., INC., a Delaware corporation, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, CIS FINANCIAL SERVICES, INC., an Alabama corporation, formerly Cavalier Acceptance Corporation (collectively the foregoing are referred to herein as the "Borrowers") and FIRST COMMERCIAL BANK, an Alabama banking corporation (the "Lender"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement
(defined below).

                        R E C I T A L S:

         WHEREAS, Borrowers executed an Amended and Restated Revolving Note dated as of March 31, 2000, in the original principal amount of $35,000,000.00, as amended by that certain Modification to Amended and Restated Revolving Note dated as of September 29, 2000, and as further amended by that certain Second Modification to Amended and Restated Revolving Note entered into during June 2002 (the "Revolving Note"), pursuant to which Lender made available to Borrowers a revolving line of credit (the "Revolving Loan"); and

         WHEREAS, in connection with the Revolving Loan, Borrowers also executed an Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000 (as heretofore amended, the "Loan Agreement"); and

         WHEREAS, in connection with the Fourth Amendment to Revolving and Term Loan Agreement dated of even date herewith, Borrowers have requested, and Lender has agreed, to extend the maturity date of the Revolving Loan from November 21, 2003 to April 15, 2005, on the condition that Borrowers enter into this Modification.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

        1. The first paragraph of the Revolving Note is hereby amended by deleting therefrom "November 21, 2003", and substituting therefor "April 15, 2005".

        2. Nothing contained in this Modification is intended to, and it shall not, constitute a novation or extinguishment of the Revolving Note or Loan Agreement or of any of the indebtedness evidenced thereby.

        3. Except as expressly modified hereby, all other terms, conditions and covenants set forth in the Revolving Note, the Loan Agreement and all the other Loan Documents shall remain in full force and effect and shall not be in any way modified hereby and the same are hereby ratified and affirmed by Borrowers in all respects.

        4. All capitalized terms not otherwise defined herein shall have those meanings ascribed to them in the Loan Agreement.

         IN WITNESS WHEREOF, Borrowers and Lender have caused this Modification to be executed as of the date set forth above.


                   BORROWERS:

                              CAVALIER HOMES, INC.


                   By  /s/ Michael R. Murphy                         [L.S.]
                       -------------------------------------------------
                       Michael R. Murphy

                   Its: Vice President
                                      ----------------------------------


                              QUALITY HOUSING SUPPLY, LLC


                   By  /s/ Michael R. Murphy                          [L.S.]
                       -------------------------------------------------
                       Michael R. Murphy

                   Its: Secretary
                                 ---------------------------------------


                              CAVALIER MANUFACTURING, INC.

                   By  /s/ Michael R. Murphy                          [L.S.]
                       -------------------------------------------------
                       Michael R. Murphy

                   Its: Secretary
                                 ---------------------------------------


                              CAVALIER INDUSTRIES, INC.

                   By  /s/ Michael R. Murphy                          [L.S.]
                       -------------------------------------------------
                       Michael R. Murphy

                   Its: President
                                 ---------------------------------------

                              DELTA HOMES, INC.


                   By  /s/ Michael R. Murphy                          [L.S.]
                       -------------------------------------------------
                       Michael R. Murphy

                   Its: Secretary
                                 ---------------------------------------

                              CAVALIER ENTERPRISES, INC.


                   By  /s/ Michael R. Murphy                          [L.S.]
                       -------------------------------------------------
                       Michael R. Murphy

                   Its: Vice President
                                      ----------------------------------

                              CAVALIER ASSOCIATED RETAILERS, INC.

                   By  /s/ Michael R. Murphy                           [L.S.]
                       -------------------------------------------------
                       Michael R. Murphy

                   Its: Vice President
                                      ----------------------------------


                              QUALITY CERTIFIED
                              INSURANCE SERVICES, INC.

                   By  /s/ June M. Martin                                [L.S.]
                       -------------------------------------------------
                       June M. Martin

                   Its: Secretary
                                 ---------------------------------------

                              CAVALIER ASSET MANAGEMENT, INC.

                   By  /s/ Michael R. Murphy                          [L.S.]
                       -------------------------------------------------
                       Michael R. Murphy

                   Its: President
                                 ---------------------------------------


                              CAVALIER MANUFACTURING
                              ASSET CO., INC.

                   By  /s/ Michael R. Murphy                          [L.S.]
                       -------------------------------------------------
                       Michael R. Murphy

                   Its: Vice President
                                      ----------------------------------


                              CAVALIER INDUSTRIES ASSET
                              CO., INC.

                   By  /s/ Michael R. Murphy                          [L.S.]
                       -------------------------------------------------
                       Michael R. Murphy

                   Its: Vice President
                                      ----------------------------------


                              CAVALIER ENTERPRISES
                              ASSET CO., INC.

                   By  /s/ Michael R. Murphy                          [L.S.]
                       -------------------------------------------------
                       Michael R. Murphy

                   Its: Vice President
                                      ----------------------------------


                              CAVALIER REAL ESTATE CO., INC.

                   By  /s/ Michael R. Murphy                          [L.S.]
                       -------------------------------------------------
                       Michael R. Murphy

                   Its: President
                                 ---------------------------------------


                              CIS FINANCIAL SERVICES, INC.

                   By  /s/ June M. Martin                                [L.S.]
                       -------------------------------------------------
                       June M. Martin

                   Its: Secretary
                                 ---------------------------------------


                   LENDER:

                              FIRST COMMERCIAL BANK


                   By  /s/ Jim Williams
                       -------------------------------------------------
                       Jim Williams

                   Its: Vice President
                                      ----------------------------------